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                                                                   EXHIBIT 10.32
                                                                   -------------

                                 VERISITY LTD.

                                  Amendment to
                 Amended and Restated Investor Rights Agreement

    THIS AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Amendment") is entered into as of July 21, 1999, by and among Verisity Ltd., a company organized under the laws of the State of Israel (the "Company"), Yoav Hollander, an individual resident of Israel ("Hollander"), Avishai Silvershatz, an individual resident of Israel ("Silvershatz"), Moshe Gavrielov, an individual resident of California ("Gavrielov") (collectively with Hollander and Silvershatz, the "Shareholders") and the persons identified as the "Investors" on the signature pages hereof.

                                   BACKGROUND

     A. The Shareholders hold, in the aggregate, 2,675,101 shares of Common Stock of the Company.

     B. In connection with the sale of 2,521,020 of the Company's Series A Preferred Shares, 1,592,106 of the Company's Series B Preferred Shares and 870,630 of the Company's Series C Preferred Shares, the Company and certain of its shareholders entered into agreements granting certain registration rights to such shareholders (the "Prior Rights Agreements").

    C. In connection with the sale of 1,629,213 of the Company's Series D Preferred Shares, the Company and certain of its shareholders entered into an Amended and Restated Investor Rights Agreement dated as of February 26, 1999 (the "Rights Agreement"), which amended and restated the Prior Rights Agreements and which this Amendment serves to amend.

    D. In connection with the sale of an additional 43,107 Series D Preferred Shares, the Company and certain of its shareholders entered into a Joinder to Series D Preferred Share Purchase Agreement and Investor Rights Agreement dated as of May 24, 1999 (the "Joinder Agreement"), with the effect of adding additional holders of Series D Preferred Shares to the Rights Agreement.

    E. In connection with the Series D Preferred Share financing, the Company entered into that certain Engagement Letter dated as of November 24, 1998, with Needham & Co., Inc. ("Needham"), pursuant to which the Company issued a warrant to Needham and Needham's affiliate E.F. Capital Management Inc. ("E.F. Capital"), to acquire up to an aggregate of 65,169 of the Company's Series D Preferred Shares (the "Warrant Shares"). As a further condition to Needham's involvement in such financing, the Company agreed to grant it certain registration rights with respect to the

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Ordinary Shares issuable upon conversion of the Warrant Shares substantially equivalent to the registration rights granted to the holders of Registrable Securities under the Rights Agreement, and by entering into this Amendment the Company has fully satisfied such obligation.

    NOW, THEREFORE, the parties agree as follows:

    1. Needham and E.F. Capital each have been provided copies of, have read, and understand the Rights Agreement and this Amendment.

    2. The Rights Agreement is hereby amended to include Needham and E.F. Capital each as a "Holder" and an "Investor" thereunder for all purposes other than the provisions of Section 2 thereof. Needham and E.F. Capital each acknowledge and agree that by executing this Amendment, they shall become party to, and bound by all the terms and conditions of, the Rights Agreement (other than those set forth in Section 2 thereof), as amended by this Amendment.

    3. Except as expressly amended hereby, the Rights Agreement shall remain in full force and effect.

    4. This Amendment may be executed in separate counterparts, each of which shall be deemed an original, and when executed, separately or together, shall constitute a single original instrument, effective in the same manner as if the parties hereto had executed one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

THE COMPANY:              Verisity Ltd.


                          By: /s/ Moshe Gavrielov
                             ---------------------------------------------
                                 Moshe Gavrielov, Chief Executive Officer


NEEDHAM:                  Needham

                          By: /s/ indecipherable
                              --------------------------------------------
                          Its: Chief Financial Officer
                              --------------------------------------------

E.F. CAPITAL:             E.F. Capital Management Inc.

                          By: /s/ indecipherable
                              --------------------------------------------
                          Its:
                              --------------------------------------------

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THE HOLDERS OF A MAJORITY OF
THE "REGISTRABLE SECURITIES":

                              /s/ Yoav Hollander
                              ------------------------------------------------
                              Yoav Hollander, for himself

                              /s/ Moshe Gavrielov
                              ------------------------------------------------
                              Moshe Gavrielov, for himself

                              /s/ Avishai Silvershatz
                              ------------------------------------------------
                              Avishai Silvershatz, for himself

                              Sequoia Capital VII,
                              A California Limited Partnership

                                         By: SC VII-A Management LLC
                                         A California Limited Liability
                                         Company, its General Partner

                                         By: /s/ Pierre R. Lamond
                                             -----------------------------------
                                         Its:  Managing Member

                              LSI Logic Corporation


                              By:/s/ David E. Sanders
                                 --------------------------------------------
                              Its: Vice Pres., Gen. Counsel and Secretary
                                 --------------------------------------------

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